Exhibit 10.11

Travel Market Cooperation Agreement

Parties:

A: Fujian Yintai Travel LLC.

B. Shanghai Meiyou Culture Media LLC.

C: Fuzhou Fuyu Advertisement LLC.

Through friendly negotiation, the parties reach the following agreement:

A.	A, B and C agree to cooperate to develop the travel market of the Dajin Lake Attraction.

B.	B will assist A in developing special travel markets in Shanghai, Jiangsu province and Zhejiang province, etc.

C.	The contract has a 3-year term. At the end of the term, the parties can re-sign the contract if they attempt to continue the cooperation.

D.	B guarantees to bring A a minimum annual revenue at the amount of 12,000,000 RMB, and 36,000,000 RMB for three(3) years in its development of the special travel markets.

E.	In 2007, C has pre-paid B the fees for developing the special markets at the amount of 24,000,000RMB. A will pay back the fees in three (3) years, with 8,000,000 RMB each year.

F.	C guarantees to provide 500-minute TV commercials free on Fujian Education TV Channel for the Dajin Lake Attraction each year.

G.	If B breaches the contract, B will pay other parties damages in sum of 30% of pre-determined amount. The parties will liquidate the amount one time during the first half month of each year.

H.	The parties agree to negotiate the issues that are not included in this agreement.

I.	The agreement has three (3) copies, with one copy to each party, and each copy with equal legal force.

Agreement was signed on March 20, 2008 by all the parties.

Travel Market Cooperation Agreement

Parties:

A: Fujian Yintai Travel LLC.

B. Fuzhou Changlv Business Service  LLC.

C: Fuzhou Fuyu Advertisement LLC.

Through friendly negotiation, the parties reach the following agreement:

J.	A, B and C agree to cooperate to develop the travel market of the Dajin Lake Attraction.

K.	B will assist A in developing special travel markets in Fujian, Jiangxi province, Guangdong province, etc.

L.	The contract has a three-year term. At the end of the term, the parties can re-sign the contract if they attempt to continue the cooperation.

M.	B guarantees to bring A a minimum annual revenue at the amount of 9,000,000 RMB, and 27,000,000 RMB for three(3) years in its development of the special travel markets.

N.	In 2007, C has pre-paid B the fees for developing the special markets at the amount of 15,000,000 RMB. A will pay back the fees in three (3) years, with 5,000,000 RMB each year.

O.	C guarantees to provide free 500-minute TV commercials on the Fujian Education TV Channel for the Dajin Lake Attraction each year.

P.	If B breaches the contract, B will pay other parties damages in sum of 30% of pre-determined amount. The parties will liquidate the amount one time during the first half month of each year.

Q.	The parties agree to negotiate the issues that are not included in this agreement.

R.	The agreement has three (3) copies, with one copy to each party, and each copy with equal legal force.

Agreement was signed on March 20, 2008 by all the parties.

旅游市场合作协议

甲方：福建银泰旅游有限公司
乙方：上海美游文化传播有限公司
丙方：福州福育广告有限公司

甲乙丙三方经友好协商达成以下旅游市场合作协议：

一、　甲、乙、丙三方同意共同拓展大金湖景区的旅游市场。

二、　乙方协助甲方在上海、江苏、浙江等省市拓展专项旅游市场。

三、　各方合作期限 3 年，到期有意合作可续签合同。

四、　乙方保证其专项拓展的旅游市场每年为甲方带来不低于人民币 1200 万元的旅游收入，3 年共计 3600 万元。

五、　丙方在 2007 年度已向乙方支付专项旅游市场拓展费共计人民币 2400 万元，甲方分 3 年分摊此项成本，每年分摊人民币 800 万元。

六、　丙方保证在其经营的福建教育电视台每年为大金湖景区免费提供 500 分钟的电视广告。

七、　乙方如不能按约履行，应向对方赔偿约定金额的 30%，每次年头半个月结算一次。

八、　各方同意本合同未尽事宜由三方另行协商确定。

九、　本合同一式三份，甲乙丙三方各执一份，具有同等法律效力。

甲方：福建银泰旅游有限公司

签约代表：

乙方：上海美游文化传播有限公司

签约代表：

丙方：福州福育广告有限公司

签约代表：

签约时间：2008 年 3 月 20 日

旅游市场合作协议

甲方：福建银泰旅游有限公司
乙方：福州常旅商务服务有限公司
丙方：福州福育广告有限公司

甲乙丙三方经友好协商达成以下旅游市场合作协议：

一、 甲、乙、丙三方同意共同拓展大金湖景区的旅游市场。

二、 乙方协助甲方在福建、江西、广东等省拓展专项旅游市场。

三、 各方合作期限 3 年，到期有意合作可续签合同。

四、 乙方保证其专项拓展的旅游市场每年为大金湖景区带来不低于人民币 900 万元的旅游收入，3 年共计 2700 万元。

五、 丙方在 2007 年度已向乙方支付专项旅游市场拓展费共计人民币 1500 万元，甲方分 3 年分摊此项成本，每年分摊人民币 500 万元。

六、 丙方保证在其经营的福建教育电视台每年为大金湖景区免费提供 500 分钟的电视广告。

七、 乙方如不能按约履行，应向对方赔偿约定金额的 30%，每次年头半个月结算一次。

八、 各方同意本合同未尽事宜由三方另行协商确定。

九、 本合同一式三份，甲乙丙三方各执一份，具有同等法律效力。

甲方：福建银泰旅游有限公司

签约代表：

乙方：福州常旅商务服务有限公司

签约代表：

丙方：福州福育广告有限公司

签约代表：

签约时间：2008 年 3 月 20 日